                          NAVELLIER MILLENNIUM FUNDS

                                    [PHOTO]

                          NAVELLIER TOP 20 PORTFOLIO





                        Prospectus dated March 2, 2000





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

TABLE OF CONTENTS
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
INTRODUCING OUR PORTFOLIO.................................    1

NAVELLIER TOP 20 PORTFOLIO................................    2

FINANCIAL HIGHLIGHTS......................................    7

WHO IS RESPONSIBLE FOR THE PORTFOLIO......................    8
    Investment advisor....................................    8
    Distributor...........................................    8

ACCOUNT POLICIES..........................................    8

UNDERSTANDING EARNINGS....................................    9

UNDERSTANDING TAXES.......................................    9

HOW TO BUY, SELL, AND EXCHANGE SHARES.....................   10
    Buying shares.........................................   15
    Selling or exchanging shares..........................   16
    Buying or selling through selected broker-dealers.....   16

NEED TO KNOW MORE? (BACK COVER)...........................   18

    More detailed information on subjects covered in this prospectus are contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Navellier Top 20 Portfolio should request the SAI to review it before purchasing shares of the Portfolio.

INTRODUCING OUR PORTFOLIO
-----------------------------------------------------------------
WHO SHOULD INVEST IN OUR PORTFOLIO?
    The Navellier Top 20 Portfolio (formerly the American Tiger Top 20 Portfolio) of The Navellier Millennium Funds (formerly the American Tiger Funds) uses an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. The Navellier Top 20 Portfolio is for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Top 20 Portfolio is not suitable for investors seeking current income.

INVESTMENT GOAL FOR NAVELLIER TOP 20 PORTFOLIO
    The investment goal of the Navellier Top 20 Portfolio is to achieve long-term capital growth -- in other words, to increase the value of your investment over time.

KEY DEFINITIONS
    "We", "Us", "Our" and "Fund" -- mean The Navellier Millennium Funds.
    "You" and "Your" -- mean the prospective investor.
    "Portfolio" -- refers to the Navellier Top 20 Portfolio.
    "Market capitalization" -- means the number of shares available for trading multiplied by the price per share.

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LIMITED PROTECTION
THE PORTFOLIO WILL NORMALLY HOLD LESS THAN 35% OF ITS TOTAL ASSETS IN CASH OR CASH EQUIVALENTS SUCH AS MONEY MARKET FUNDS. THE ASSETS WILL MOST LIKELY BE DEPOSITED IN RUSHMORE TRUST AND SAVINGS, FSB AND INTEREST BEARING ACCOUNTS, MONEY MARKET ACCOUNTS, OR MONEY MARKET MUTUAL FUNDS WITH RUSHMORE TRUST AND SAVINGS, FSB. AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT. PLEASE BE AWARE THAT MONEY MARKET INVESTMENTS HAVE NO FDIC PROTECTION AND THE RUSHMORE INTEREST BEARING ACCOUNT IS PROTECTED ONLY UP TO $100,000.
--------------------------------------------------------------------------------

                  CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-622-1386

                 SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

NAVELLIER TOP 20 PORTFOLIO
-----------------------------------------------------------------
   THIS PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY
    The Portfolio will invest in equity securities of companies selected for their growth or value potential. At times, the Portfolio may invest up to 100% of its total assets in such securities. The Portfolio may invest in the securities of a broad range of companies without restriction on their market capitalization. The Portfolio may invest in, among other things:

    - common stock

    - preferred stock

    - convertible preferred stock

    - convertible debt

    We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

    Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include:

    - earnings growth

    - expanding profit margins

    - market dominance and/or factors that create potential for market dominance

    - sales growth

    - other factors that indicate a company's potential for growth or increased value

    We select twenty stocks which have the highest ranking based on our analysis, although we will not necessarily limit our investments to only those stocks. We are not limited as to the type, operating history, or dividend paying record of companies or industries in which the Portfolio may invest. The main criteria for investment is that the securities provide opportunities for capital growth and that they rank in our top 20 highest rated investment opportunities when we make our analysis. Our analysis is made at least once a month. Currently the Portfolio invests primarily in what we believe are undervalued common stocks with long-term appreciation potential.

    Typically, we purchase common stocks of issuers which have records of profitability and strong earnings momentum. These issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. However, we may also purchase common stocks of well known, highly researched large companies if we believe such common stocks offer opportunity for long-term capital appreciation.

--------------------------------------------------------------------------------
EVERY QUARTER, WE EVALUATE OUR TESTS AND RE-WEIGHT THEIR INFLUENCE ON THE COMPUTER MODELS AS NECESSARY. THIS ALLOWS US TO CONTINUOUSLY MONITOR WHICH FACTORS APPEAR TO BE CURRENTLY IN FAVOR IN THE FINANCIAL MARKETS.
--------------------------------------------------------------------------------

WHAT WE INVEST IN
    Under normal conditions, the Portfolio invests at least 65% of its total assets in companies without regard to market capitalization. The remaining 35% may be invested in other types of securities, such as:

    - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and,

    - up to 25% of its total assets in foreign securities traded on the United States market.

THE PRINCIPAL RISKS
    As with any mutual fund, there are risks of investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

     MARKET RISK. Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

     LIQUIDITY RISK. Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in this Portfolio unless you are willing to accept this risk.

     NON-DIVERSIFIED STATUS RISK. The Portfolio is non-diversified. This means that the Portfolio may invest up to 10% of its assets in securities of a single issuer and up to 25% of its assets in securities of companies in a single industry. The Portfolio is subject to a greater risk of loss because of its non-diversified status. There is also a greater potential for volatility. The Portfolio's investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding.

FOREIGN SECURITIES RISKS

     POLITICAL RISK. The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

     CURRENCY RISK. The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

     LIMITED INFORMATION RISK. The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

     EMERGING MARKET COUNTRY RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

     SETTLEMENT AND CLEARANCE RISK. The risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

     LIQUIDITY RISK. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

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PORTFOLIO TURNOVER.
THE MORE OFTEN STOCKS ARE TRADED, THE MORE A PORTFOLIO WILL BE CHARGED BROKERAGE COMMISSIONS, DEALER MARK-UPS, AND OTHER TRANSACTION COSTS THAT LOWER PERFORMANCE. IN ADDITION, SALES OF STOCKS MAY GENERATE CAPITAL GAINS TAXES. WE DO NOT EXPECT THIS PORTFOLIO TO HAVE A TURNOVER RATE OF MORE THAN 300% EACH YEAR, AND IT MAY BE LOWER. WE WILL GO HIGHER IF IT WILL IMPROVE A PORTFOLIO'S PERFORMANCE.
--------------------------------------------------------------------------------

HOW THE PORTFOLIO HAS PERFORMED
    The chart below gives some indication of the risks of investing in the Navellier Top 20 Portfolio. Of course, past performance is not necessarily an indication of future performance.

    The information provided is for the initial share class (Class A shares) and does not reflect sales charges, which reduce return.

YEAR BY YEAR TOTAL RETURNS(1)

                           NAVELLIER TOP 20 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RUSSELL 2000 INDEX          1999
                    NAVELLIER TOP TWENTY
21.25%                            75.91%

      (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did. For example, a 4.95% load would have resulted in a 67.2% total return for 1999.

     AVERAGE ANNUAL RETURNS. This chart compares the Portfolio's average annual returns to the Russell 2000 Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.

    The Portfolio's Shares may be sold subject to a Contingent Deferred Sales Charge ("CDSC") (depending on the class of shares purchased, the amount purchased and the length of time held). This CDSC is not reflected in the Bar Chart's performance figures. If the CDSC were reflected, the returns (and the highest and lowest quarterly return figures) would be lower than those figures shown on the Bar Chart depending on whether an investor redeemed and how much the CDSC charge was.

     HIGHEST AND LOWEST QUARTERLY RETURNS.

    4th quarter 1999 - up 33.31%                   3rd quarter 1999 - down 2.36%

    The sale of Class B shares and Class C shares will begin as of the date of this Prospectus. There is, therefore, no performance history for the Class B shares or the Class C shares. The average annual return information shown below is for the initial class of shares of the Portfolio (Class A shares).

                                          ONE YEAR   SINCE INCEPTION (1)
--------------------------------------------------------------------------
Navellier Top 20 Portfolio..............   67.20%               80.75%
Russell 2000 Index (2)..................   21.25%               31.61%

       (1) The effective date of the Navellier Top 20 Portfolio was September 30, 1998. However, performance was measured against the Russell 2000 for the calendar year 1999, the first full year which the Portfolio was in existence.
       (2) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

FEES AND EXPENSES OF THE PORTFOLIO
    This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.
     FEES. This table describes the fees you may pay if you buy and hold shares of this Portfolio. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the Portfolio and the amount of your investment. You will find details about fee discounts and waivers under "How to Buy, Sell and Exchange Shares" in this Prospectus.

                                           CLASS A   CLASS B  CLASS C
---------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on
    Purchases (as % of offering
    price)..............................   4.95%      None     None
  Maximum Sales Charge (Load) Imposed on
    Purchases (as a % of net asset
    value)..............................   5.21%      None     None
  Maximum Deferred Sales Charge (Load)
    (as % of redemption proceeds).......   1.00%(2)   5.00%    1.00%
  Maximum Deferred Sales Charge (Load)
    (as a % of net asset value).........   None(2)    5.26%    None
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends/
    Distributions.......................   None       None     None
  Redemption Fee (as % of amount
    redeemed, if applicable)............   None       None     None
  Exchange Fee (1)......................  $0-$5      $0-$5    $0-$5

       (1) Shares of each Portfolio of the Fund may be exchanged for shares of other Portfolios at net asset value without charge (up to five (5) exchanges per account). There is a charge of $5 per exchange thereafter.
       (2) There is a 1% CDSC on purchases between $1,000,000 and $2,499,999; a 0.50% CDSC on purchases between $2,500,000 and $4,999,999; or a 0.25% CDSC on purchases over $5,000,000, if you redeem within 18 months of your purchase.

     OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO. This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.

                     (as a % of average daily net assets)
                                                  CLASS A   CLASS B    CLASS C
-------------------------------------------------------------------------------
  Management Fee................................   1.00%    1.00%      1.00%
  Distribution (and/or service)(12b-1) Fees.....   0.25%    1.00%(2)   1.00%(2)
  Other Expenses................................   1.09%    0.25%      0.25%
    Administration Fees.................   0.25%
    Other Operating Expenses............   0.84%
  Total Annual Fund Operating Expenses (1)......   2.34%    2.25%      2.25%
  Expense Reimbursment (1)......................   0.84%
  Net Annual Portfolio Operating Expenses.......   1.50%

       (1) Reflects Investment Advisor's contractual waiver of reimbursement of a portion of the Portfolio's expenses paid by the Investment Advisor.
       (2) The 1% 12b-1 fee is allocated 0.75% to distribution services and 0.25% to Shareholder services.

     FEE EXAMPLE. This example is intended to help you compare the cost of investing in the various classes of shares of the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the expense reimbursement) for 3 years, 5 years and 10 years. Assuming the Advisor continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs are as follows:

            Fees and expenses if you sold shares after:
                                          CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------
  1 Year................................  $  640   $  728   $  328
  3 Years...............................  $  946   $1,103   $  703
  5 Years...............................  $1,273   $1,405   $1,205
  10 Years..............................  $2,197   $2,393   $2,585

        Fees and expenses if you did not sell your shares:
                                          CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------
  1 Year................................  $  640   $  228   $  228
  3 Years...............................  $  946   $  703   $  703
  5 Years...............................  $1,273   $1,205   $1,205
  10 Years..............................  $2,197   $2,393   $2,585

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EXPENSES PAID TO THE DISTRIBUTOR.
THE PORTFOLIO IS ALLOWED TO PAY FEES TO THE DISTRIBUTOR AND OTHERS FOR PROMOTING, SELLING, DISTRIBUTING AND/OR SERVICING ITS SHARES. THESE ARE COMMONLY CALLED "12b-1 FEES." BECAUSE THESE FEES ARE PAID OUT OF THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS, OVER TIME THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES, SUCH AS A SALES COMMISSION AT THE TIME OF PURCHASE ("FRONT END LOAD") OR AT THE TIME OF SALE ("BACK END LOAD"). PAYMENTS ARE MADE MONTHLY AND CAN BE UP TO 0.25% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS A SHARES AND UP TO 1.00% ANNUALLY OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS FOR CLASS B AND CLASS C SHARES.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------
   The financial highlights are intended to help you understand the Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This financial information has been audited by Tait, Weller and Baker, whose report, along with the Portfolio's financial statements, are included in the SAI or annual report, available upon request. The Board of Trustees voted to change the name of the fund family from American Tiger Funds to Navellier Millennium Funds and to change the name of the Portfolio from American Tiger Top 20 Portfolio to Navellier Top 20 Portfolio.

                                                       TOP 20 PORTFOLIO
                                          ------------------------------------------
                                              FOR THE YEAR      FOR THE PERIOD ENDED
                                           DECEMBER 31, 1999     DECEMBER 31, 1998*
------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD:
Net Asset Value -- Beginning of
  Period................................        $ 12.55               $10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss.....................          (0.18)               (0.01)
Net Realized and Unrealized Gains on
  Investments...........................           9.68                 2.56
------------------------------------------------------------------------------------
Total from Investment Operations........           9.50                 2.55
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gains.................          (1.09)                  --
------------------------------------------------------------------------------------
Net Increase in Net Asset Value.........           8.41                 2.55
------------------------------------------------------------------------------------
Net Asset Value -- End of Period........        $ 20.96               $12.55
------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN.................          75.91%**             25.50%(A)
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement............           1.50%                1.50%(B)
Expenses Before Reimbursement...........           2.34%                7.90%(B)
Net Investment Loss After
  Reimbursement.........................          (1.34)%              (0.64)%(B)
Net Investment Loss Before
  Reimbursement.........................          (2.19)%              (7.04)%(B)
SUPPLEMENTARY DATA:
Portfolio Turnover Rate.................            235%                  82%
Net Assets at End of Period (in
  thousands)............................        $23,433               $7,202
Number of Shares Outstanding at End of
  Period (in thousands).................          1,118                  574

       (A) Total returns for periods of less than one year are not annualized.
       (B)  Annualized
         *  FROM COMMENCEMENT OF OPERATIONS SEPTEMBER 30, 1998
        ** Total returns are for the relevant period and do not include any sales load.

WHO IS RESPONSIBLE FOR THE PORTFOLIO
-----------------------------------------------------------------
INVESTMENT ADVISOR
    Navellier Management, Inc. is the Investment Advisor to the Navellier Top 20 Portfolio. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

    LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolio.

DISTRIBUTOR
    Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
-----------------------------------------------------------------
   Here are some important details to know before investing in the Portfolio:

     HOW WE PRICE SHARES.

     Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

     WHEN SHARES ARE PRICED.

     NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

     IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES.

     Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

     NOTIFICATION OF CHANGES.

     You will be notified of any significant changes to the Portfolio in writing at least 90 days before the changes take effect.

     WHEN STATEMENTS ARE SENT.

     We will send you an account statement at least quarterly.

UNDERSTANDING EARNINGS
-----------------------------------------------------------------
   The Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

     THREE KINDS OF DIVIDENDS.

     Dividends paid to you could be:

    - Dividends or interest earned by shares of the stocks in the Portfolio;

    - Capital gains earned by selling shares of stocks at a profit;

    - A return of capital (a repayment of the money you invested).

     WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID.

     The Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

     YOUR CHOICE: SHARES OR CASH.

     You may choose to receive dividends or distributions in one of two ways:

    - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

    - To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.

     WHO RECEIVES A DIVIDEND.

     You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). The Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
-----------------------------------------------------------------
   Distributions received in cash or additional shares of the Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Top 20 Portfolio. Be sure to consult your tax advisor about the specific tax implications of your investments.

     TAX CONSEQUENCES OF DIVIDENDS.

     Your dividends are taxable in the following ways:

    - Dividends, short-term capital gain distributions and interest earned by the Portfolio are taxable to you as ordinary income.

    - Capital gain distributions are taxable as capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.

    - A return of capital is not taxable to you.

     WHEN DIVIDENDS ARE TAXABLE.

     Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

     TAX EXCEPTIONS.

     Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.

     GAINS AND LOSSES.

     If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

     REPORTING.

     You must report all dividends and redemptions. You may be subject to a 31% backup withholding, as required by law. (See the bottom of the back side of our application.) This amount will be credited against your federal income tax liabilities.

     STATE AND LOCAL TAXES.

     Dividends may be subject to state and local taxes.

--------------------------------------------------------------------------------
BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.
CAPITAL GAINS AND DIVIDENDS REDUCE THE NET ASSET VALUE (NAV) OF EACH PORTFOLIO SHARE. BEFORE BUYING SHARES, BE AWARE WHEN DIVIDENDS, INCLUDING CAPITAL GAINS DISTRIBUTIONS, ARE EXPECTED TO BE PAID. IF THEY ARE PAID SHORTLY AFTER YOU PURCHASE SHARES, THE VALUE OF YOUR SHARES WILL BE REDUCED AND THE DIVIDEND OR DISTRIBUTION WILL BE TAXABLE TO YOU, EVEN THOUGH THE ACCOUNT WILL HAVE THE SAME VALUE BEFORE AND AFTER THE DISTRIBUTION.
--------------------------------------------------------------------------------

HOW TO BUY, SELL, AND EXCHANGE SHARES
-----------------------------------------------------------------
   Here are some general rules to consider:

     THREE WAYS TO PLACE ORDERS.

     You may place an order with:

    - one of our selected broker-dealers.

    - the Distributor, Navellier Securities Corp.; or

    - the Transfer Agent, Rushmore Trust & Savings, FSB.

     CHOOSING A SHARE CLASS

     Each Portfolio provides investors with the option of purchasing shares in the following ways:

CLASS A SHARES
    Offered at net asset value plus a maximum sales charge of 4.95% of the offering price and subject to a 0.25% Rule 12b-1 distribution fee. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value are subject to a contingent deferred sales charge where the purchase is for $1 million or more and the shares are sold within 18 months of when you bought them.

     PUBLIC OFFERING PRICE

     INCLUDING SALES CHARGE

                                            FRONT-END     AMOUNT RETAINED BY
                                           SALES CHARGE     DEALERS AS A %
                                            AS A % OF        OF OFFERING
AMOUNT OF PURCHASE                        OFFERING PRICE        PRICE
----------------------------------------------------------------------------
Less than $50,000.......................         4.95%              4.95%
$50,000 or more but less than
  $100,000..............................         4.50%              4.50%
$100,000 or more but less than
  $250,000..............................         3.50%              3.50%
$250,000 or more but less than
  $500,000..............................         3.00%              3.00%
$500,000 or more but less than $1
  million...............................         2.00%              2.00%
$1 million and over.....................            0%                 0%

     WAYS TO REDUCE SALES CHARGES FOR CLASS A SHARES

     There are three ways you can reduce your front-end sales charges.

    1.  TAKE ADVANTAGE OF PURCHASES YOU'VE ALREADY MADE
       Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

    2.  TAKE ADVANTAGE OF PURCHASES YOU INTEND TO MAKE
       By signing a non-binding letter of intent, you can combine investments you plan to make over a 13-month period to calculate the sales charge you'll pay on each investment.

    3.  BUY AS PART OF A GROUP OF INVESTORS:
       You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Navellier recognizes for this benefit:

         - you, your spouse and your children under the age of 21

         - a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)

     WAYS TO ELIMINATE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES

     You may not have to pay front-end sales charges or a contingent deferred sales charge (CDSC) if you are:

    1. an active or retired trustee, director, officer, partner or employee (including immediate family) of:

         - Navellier or Rushmore or of any of its affiliated companies

         - any Navellier or Rushmore affiliated investment company

         - a dealer that has a sales agreement with the distributor

    2. a trustee or custodian of any qualified retirement plan or IRA established for the benefit of anyone in the point above.

    3. a dealer, broker or registered investment adviser who has entered into an agreement with the distributor providing for the use of shares of the funds in particular investment products such as "wrap account" or other similar managed accounts for the benefit of your clients.

CLASS B SHARES
    Offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 5% to zero on certain redemptions made within seven years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) eight years after purchase.

     PUBLIC OFFERING PRICE

     Net asset value per share without any sales charge at the time of purchase.

CLASS C SHARES
    Offered at net asset value without an initial sales charge, but subject to an annual 1.00% Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase. Class C shares do not convert into another class.

     PUBLIC OFFERING PRICE

     Net asset value per share without any sales charge at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE - ALL CLASSES
    We deduct a CDSC from the proceeds when you sell shares as indicated below. A CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation.

    When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

     CLASS A SHARES

     There is generally no CDSC on Class A shares, except as set forth below, for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

YOUR INVESTMENT                           CDSC ON SHARES BEING SOLD
-------------------------------------------------------------------
First $1,000,000 to $2,499,999..........                 1.00%
$2,500,000 to $4,999,999................                 0.50%
$5,000,000 and over.....................                 0.25%

     CLASS B AND CLASS C SHARES

YEARS AFTER YOU BOUGHT THE SHARES         CLASS B CHARGE  CLASS C CHARGE
------------------------------------------------------------------------
1st year................................          5.0%            1.0%
2nd year................................          4.0%             --
3rd year................................          4.0%             --
4th year................................          3.0%             --
5th year................................          2.0%             --
6th year................................          1.0%             --
7th year................................           --              --

     WHEN THE CDSC WILL BE WAIVED

     We will waive the CDSC for Class B and Class C shares if:

    - the shareholder dies or becomes disabled and the shares are redeemed within one (1) year of the shareholder's death or disability

    - you're selling shares of a retirement plan and you are over 70 1/2 years old

    - you're exchanging Class B or Class C shares for the same class of shares of another Navellier Millennium Funds portfolio

    - you fall into any of the waiver categories listed above under "Ways to Reduce Sales Charges For Class A Shares" or "Ways to Eliminate Sales Charges or Contingent Deferred Sales Charges"

    The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing appreciation, then from reinvested dividends and then from the earliest purchase of shares. The Distributor receives any contingent deferred sales charge directly.

    When placing orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of the Fund.

    The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about the three sales arrangements, consult your financial representative. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

     CONVERSION FEATURE - CLASS B SHARES

     Class B shares of the Portfolio will automatically convert to Class A shares of the same Portfolio eight years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro-rata basis.

     RULE 12b-1 PLAN

     The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of each of the Class A, Class B and Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and Twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent.

     PURCHASE MINIMUMS

     You may buy the Navellier Millennium Funds for:

    - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,

    - additional investments of at least $100 per Portfolio.

     MINIMUM ACCOUNT BALANCES

     Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market fluctuations.)

     PRICING.

     You receive the next NAV calculated after your properly completed order is received.

     DIVIDENDS.

     You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

     WHEN YOU RECEIVE YOUR MONEY.

     You may instruct us to deposit the proceeds of a sale into your Rushmore money market account, or to mail the proceeds. Normally, we will mail your check within seven days of the redemption. If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.

     RESTRICTIONS ON PHONE ORDERS.

     You may only sell by phone if you have requested telephone redemption privileges on your original application. Shares held in an IRA may not be redeemed by phone. Furthermore, you must wait to sell shares by phone for at least 30 days after notifying Rushmore Trust & Savings of a change of address.

     CHANGING THE TERMS.

     We can change any of the methods of buying or selling after giving you 30 days written notice.

     EXCHANGING SHARES

     You may instruct us to exchange shares in one Portfolio for shares of the same class in another Portfolio (unless your state doesn't allow exchanges). We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:

    - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.

    - You may make only one exchange within any 30-day period.

    - You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.

    - You will continue to be subject to the same CDSC to which your exchanged shares were subject when they were exchanged.

BUYING SHARES

    BY MAIL

    FILL OUT AN APPLICATION. Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.

    WRITE A CHECK. Make the check payable to "The Navellier Millennium Funds."

    SEND THE CHECK AND APPLICATION. Mail the check and application to:

    The Navellier Millennium Funds
    c/o Rushmore Trust and Savings, FSB
    4922 Fairmont Avenue
    Bethesda, MD 20814

    Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4 p.m. Eastern time, the purchase will be made based on the shares' NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

    PLEASE NOTE: No foreign checks are accepted.

    BY WIRE

    CALL YOUR BANK. Tell your bank to send wiring instructions including:

    - the Portfolio or Portfolios in which you are investing, and how much is to be invested in each;

    - your Navellier account number;

    - the order number (if available);

    - your name.

    GIVE THE BANK WIRING INSTRUCTIONS. Send the wire transfer to:

    Rushmore Trust Federal Savings Bank
    Bethesda, MD
    Routing number 0550 71084
    For account of: The Navellier Millennium Funds
    Account number: 029385770

    FOLLOW UP WITH A PHONE CALL. You must follow up the wire with a phone call to us at 1-800-622-1386 or 1-301-657-1510 and tell us the amount you wired and the bank sending the wire.

    PLEASE NOTE: You are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.

    BY AUTOMATIC PLAN

    MAKE MONTHLY PURCHASES. You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic monthly withdrawal application authorizing your bank to transfer money from your checking account to Rushmore Savings and Trust. This is a free service, and you may discontinue it at any time.

SELLING OR EXCHANGING SHARES

    BY MAIL

    SEND THE FOLLOWING INFORMATION. Send a written request including the:

    - name of the Portfolio;

    - account name and number;

    - exact names of each registered account owner;

    - number or dollar amount of shares to be sold (or that all shares are to be sold). If the shares are subject to a CDSC, a portion of the sale proceeds will be deducted to pay the CDSC.

    The mailing address is:
    The Navellier Millennium Funds
    c/o Rushmore Trust & Savings, FSB
    4922 Fairmont Avenue
    Bethesda, MD 20814

    BY PHONE

    MAKE A PHONE CALL. Call Rushmore Trust & Savings at 1-800-622-1386 by 4 p.m. Eastern Time to have your shares sold that day.

    HAVE YOUR INFORMATION READY. Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

    BY AUTOMATIC PLAN

    MAKE REGULAR WITHDRAWALS. If you have a total of $25,000 or more invested in The Navellier Millennium Funds, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Sales may be subject to a CDSC. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS
    You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined NAV after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.

HOW DEALERS ARE COMPENSATED
    Dealers are paid in two ways for selling shares of Navellier funds:

     THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES

     The amount of commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

    * CLASS A INVESTMENTS (% OF OFFERING PRICE)

                                                 COMMISSION           AMOUNT
                                          RECEIVED BY DEALERS OUT   PAID BY THE
                                          OF SALES CHARGES YOU PAY  DISTRIBUTOR
-------------------------------------------------------------------------------
Less than $50,000.......................                4.95%             --
$50,000 or more but less than
  $100,000..............................                4.50%             --
$100,000 or more but less than
  $250,000..............................                3.50%             --
$250,000 or more but less than
  $500,000..............................                3.00%             --
$500,000 or more but less than $1
  million...............................                2.00%             --
$1,000,000 to $2,499,999................                  --            1.00%
$2,500,000 to $4,999,999................                  --            0.50%
$5,000,000 and over.....................                  --            0.25%

     * CLASS B INVESTMENTS

    Receive 4% of the sale price from the Distributor at the time of the sale consisting of 3.75% from the initial sales charge and 0.25% as an advance payment of the first year's 12b-1 fee allocable to shareholder services. In the second year and each year thereafter that the shares are held, the dealer receives an annual 12b-1 fee of 0.25% payable periodically commencing on the first day of the 2nd month of the year.

    * CLASS C INVESTMENTS

    Receive 1% of the sale price from the Distributor.

     THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

     They receive a service fee depending on the average net asset value of the class of shares their clients hold in Navellier funds. These fees are paid from the 12b-1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12b-1 fees listed elsewhere in this prospectus.

--------------------------------------------------------------------------------
YEAR 2000 COMPLIANCE.
MOST COMPUTER SYSTEMS TODAY RECOGNIZE ONLY TWO DIGIT DATES (E.G. 99 INSTEAD OF
1999). THESE SAME SYSTEMS WITHOUT THE PROPER CHANGES WILL RECOGNIZE 00 AS THE YEAR 1900. WE HAVE IMPLEMENTED A DETAILED PLAN TO CORRECT POTENTIAL PROBLEMS ASSOCIATED WITH THIS SITUATION. WE ALSO HAVE A CONTINGENCY PLAN. THE OBJECTIVE OF THE CONTINGENCY PLAN IS TO PROVIDE UNINTERRUPTED BUSINESS SERVICES FOR NAVELLIER'S ADVISORY CLIENTS, INCLUDING THE FUND, DURING PERIODS WHERE THE POTENTIAL FOR UNPREDICTABLE BUSINESS INTERRUPTIONS IS HIGH. ALTHOUGH WE CANNOT MAKE ANY GUARANTEES, WE ARE CONFIDENT THAT OUR SYSTEMS WILL NOT BE DISRUPTED. ALTHOUGH WE HAVE ASSURANCES FROM OUR VENDORS THAT THEY WILL ALSO ADAPT THEIR SYSTEMS IN TIME, WE CAN PROVIDE NO GUARANTEES. WE ALSO HAVE NO CONTROL OVER THE SYSTEMS OF THE COMPANIES IN WHICH WE INVEST, PARTICULARLY FOREIGN COMPANIES AND FOREIGN MARKETS WHICH MAY NOT BE AS PREPARED AS U.S. COMPANIES AND MARKETS. YEAR 2000 PROBLEMS AT ANY COMPANY OR MARKET IN WHICH WE INVEST MAY HAVE AN ADVERSE IMPACT ON THE VALUE OF THE PORTFOLIO.
--------------------------------------------------------------------------------

NEED TO KNOW MORE?
-----------------------------------------------------------------
THE NAVELLIER MILLENNIUM FUNDS
    Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within three business days of receipt of request.

    The Navellier Millennium Funds
    c/o Navellier Securities Corp.
    One East Liberty, Third Floor
    Reno, Nevada 89501
    1-800-887-8670
    Internet address: http://www.navelliertop20.com

    The Fund and its investment advisor and principal underwriter have adopted codes of ethics which prohibit Fund personnel from investing in securities that may be purchased or held by the Fund.

    Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

    SEC File Number - 811-08995